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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2005
MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Datapoint Drive San Antonio, Texas	78229
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (210) 582-2664
American Building Control, Inc.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 8, 2005, MDI, Inc. (“MDI”) entered into 8 identical Securities Purchase Agreements, Registration Rights Agreements and Common Stock Purchase Warrants with the following 8 investors: Bonanza Master Fund LTD, Crestview Capital Master, LLC, Gryphon Master Fund, LP, GGSF Master Fund, Omicron Master Trust, Smithfield Fiduciary LLC, Iroquois Master Fund LTD, and Cranshire Capital LP (the “Investors”) providing for the sale by MDI of 2,900,000 shares of common stock priced at $1.40 per share and warrants totaling 1,450,000 shares exercisable at $3.14 having a five year term from the date of issuance and exercisable on or after the 183rd day following the closing of the sale. MDI is obligated to register the shares and warrant shares for resale on a registration statement within 90 to 120 days. Additionally, the Company is obligated to pay 7% of the proceeds received to The Shemano Group, Inc., the placement agent for the transaction. The Shemano Group, Inc. also received a warrant to purchase 120,000 shares on the same terms as apply to the warrants issued to the Purchasers. The total cash received by MDI at closing was $4,060,000, from which approximately $300,000 will be dispersed as transaction related expenses.
A copy of the form of the Securities Purchase Agreement, Registration Rights Agreement and Warrant is attached to this Current Report as respectively, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.
Item 3.02 Unregistered Sales of Equity Securities.
     As set forth in Item 1.01 above which item is incorporated by reference, MDI sold unregistered equity securities to the 8 Investors. The total amount of consideration received by MDI was $4,060,000. The exemption from registration relied upon was Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated there under. As part of the sale, warrants totaling 1,450,000 shares are to be issued at closing to the Investors. The warrants are exercisable at $3.14 per share and have a five year term from the date of issuance and may only be exercised on or after the 183 day following the closing of the sale. Additionally, the Company issued a warrant to The Shemano Group, Inc. to purchase 120,000 shares on the same terms as apply to the warrants issued to the Investors.
Item 8.01. Other Events.
     On August 8, 2005, MDI issued a press release announcing the execution of the Securities Purchase Agreements. A copy of the press release is attached to this Current Report as Exhibit 99.5 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Exhibits. The following exhibits are being filed herewith:
99.2	Form of Securities Purchase Agreement between MDI and the Investors.

99.3	Form of Registration Rights Agreement between MDI and the Investors.

99.4	Form of Warrant to be issued to the Investors.

99.5	Press Release issued by MDI dated August 8, 2005.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Dated: August 10, 2005	MDI, Inc.
	By:	/s/ Richard A. Larsen
Richard A. Larsen
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.2	Form of Securities Purchase Agreement between MDI and the Investors.
99.3	Form of Registration Rights Agreement between MDI and the Investors.
99.4	Form of Warrant to be issued to the Investors.
99.5	Press Release issued by MDI dated August 8, 2005.

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